______________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                      December 16, 2004 (December 15, 2004)

                             DRS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   1-08533                 13-2632319
(State or other jurisdiction of    (Commission              (IRS Employer
 incorporation or organization)    File Number)         Identification Number)


                   5 Sylvan Way, Parsippany, New Jersey 07054
                    (Address of principal executive offices)

                                 (973) 898-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ______________________

ITEM 8.01.   OTHER EVENTS

On December 15, 2004, DRS Technologies, Inc. (DRS) issued a press release announcing the terms of an offering of an additional $200 million aggregate principal amount of its 6 7/8 percent senior subordinated notes due 2013, $50 million more than previously announced. The notes are priced at 105 percent of the principal amount and will be issued as additional debt securities under the indenture dated as of October 30, 2003, pursuant to which DRS, on that date, issued $350 million aggregate principal amount of 6 7/8 percent senior subordinated notes due 2013. The transaction is expected to close on December 23, 2004.

DRS is obligated, pursuant to its senior credit facility, to offer the lenders under its senior credit facility their pro rata share of the net proceeds of the offering. DRS intends to use any remaining net proceeds of the offering to replenish cash balances, following a $42.5 million cash payment for its previously announced acquisition of Night Vision Equipment Company on December 14, 2004, and for working capital and general corporate purposes, which may include future acquisitions.

The 6 7/8 percent senior subordinated notes due 2013 have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an applicable exemption of registration requirements.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

   The following press release is included as an exhibit to this report:

   Exhibit No.     Description
   -----------     -----------
   99.1            DRS Technologies, Inc. Press Release dated December 15, 2004.

                             DRS TECHNOLOGIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DRS TECHNOLOGIES, INC.
                                           ----------------------
                                           (Registrant)

Date: December 15, 2004                    By: /s/ RICHARD A. SCHNEIDER
                                               ------------------------
                                               Richard A. Schneider
                                               Executive Vice President,
                                               Chief Financial Officer

INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
   99.1          DRS Technologies, Inc. Press Release dated December 15, 2004.